EXHIBIT 10.1

EXCHANGE AGREEMENT

This Exchange Agreement (the “Agreement”) is entered into as of the date set forth on the signature pages below, by and among Classover Holdings, Inc., a Nevada corporation (or any successor thereto, the “Company”) and the investor signatory hereto (the “Holder”),1 with reference to the following facts:

A. Reference is made to that certain Securities Purchase Agreement, dated of May 30, 2025 (the “Securities Purchase Agreement” or the “Existing Agreement”), by and among the Company and the investors signatory thereto, who are comprised of the Holder and certain other investors (the “Other Holders”), pursuant to which, among other things, the Holder and the Other Holders have acquired or may acquire certain Senior Secured Convertible Notes of the Company, in the aggregate original principal amount of up to $500,000,000, substantially in the form attached hereto as Exhibit A to the Securities Purchase Agreement (the “Notes” or the “Existing Securities”).

B. The Company has authorized a new series of preferred stock of the Company, $0.0001 par value, designated as Series C Convertible Preferred Stock, the terms of which are set forth in the certificate of designation for such series of preferred stock (the “Certificate of Designations”) in the form attached hereto as Exhibit A (together with any convertible preferred shares issued in replacement thereof in accordance with the terms thereof, collectively, the “Series C Preferred Stock”), which Series C Preferred Stock shall be convertible into shares of Common Stock, in accordance with the terms of the Certificate of Designations. Upon a redomestication of the Company, the terms “Certificate of Designations” and “Series C Preferred Stock” shall refer to the substantially similar securities and instrument, mutatis mutandis, of the successor entity.

C. On the Initial Closing Date (as defined below), the Holder desires to exchange (the “Initial Exchange”) $2,000,000 of the amounts outstanding under such Existing Securities as set forth on the signature page of the Holder attached hereto (including principal, interest and other amounts outstanding with respect thereto) (collectively, the “Initial Exchanging Securities”) into such aggregate number of shares of Series C Preferred Stock as set forth on the signature page of the Holder attached hereto (the “Initial Exchange Preferred Shares”, and such shares of Common Stock issuable pursuant to the terms of the Certificate of Designations, including, without limitation, upon conversion or otherwise, collectively, the “Initial Exchange Conversion Shares”) in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

D. Subject to the terms and conditions set forth in this Agreement, the Holder and the Company may participate in one or more Additional Exchanges (as defined below), to exchange such portion of the amounts outstanding under the Existing Securities as set forth in each such applicable Additional Closing Memo (as defined below) (including principal, interest and other amounts outstanding with respect thereto) (the “Additional Exchanging Securities”, and collectively with the Initial Exchanging Securities, the “Exchanging Securities”) into such aggregate number of shares of Series C Preferred Stock as set forth in such Additional Closing Memos (the “Additional Exchange Preferred Shares”, and together with the Initial Exchange Preferred Shares, the “Exchanged Preferred Shares”, and such shares of Common Stock issuable pursuant to the terms of such Certificate of Designations, including, without limitation, upon conversion of the Additional Exchange Preferred Shares or otherwise, collectively, the “Additional Exchange Conversion Shares”, and together with the Initial Exchange Conversion Shares, collectively, the “Conversion Shares”) in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

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1 NTD: Each Holder to enter into a separate Agreement.

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E. Each of the Company and the Holder desire to effectuate such exchanges on the basis and subject to the terms and conditions set forth in this Agreement.

F. The Exchanged Preferred Shares and the Conversion Shares are collectively referred to herein as the “New Securities.”

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1. Exchanges.

(a) Exchange of Securities.

(i) Initial Exchange of Securities. On the Initial Closing Date, subject to the terms and conditions of this Agreement, pursuant to Section 3(a)(9) of the Securities Act, the Holder hereby agrees to convey, assign and transfer the Initial Exchanging Securities to the Company in exchange for which the Company agrees to issue the Holder the Initial Exchange Preferred Shares in the Initial Exchange. As soon as commercially practicable following the Initial Closing Date (as defined below), the Holder shall deliver or cause to be delivered to the Company (or its assignee) any certificate evidencing the Initial Exchanging Securities (or affidavit of lost Existing Security in form provided upon request by the Company and reasonably acceptable to the Holder), if any. Immediately following the issuance of the Initial Exchange Preferred Shares to the Holder on the books and records of the Company, the Holder hereby relinquishes all rights, title and interest in the Initial Exchanging Securities (including any claims the Holder may have against the Company related thereto) and assigns the same to the Company and the Initial Exchanging Securities shall be cancelled; provided, that the Initial Exchange Preferred Shares shall be immediately convertible by the Holder, in whole or in part, after such issuance, regardless of the date of the Holder’s actual receipt of a certificate (or book entry statement) evidencing the Initial Exchange Preferred Shares.

(ii) Additional Exchanges. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 3(a) and 3(b) below, upon the mutual written agreement between the Holder and the Company, which may be by e-mail (each such agreement, an “Additional Closing Memo”, and the date thereof, each an “Additional Closing Memo Date”), the Holder shall, pursuant to Section 3(a)(9) of the Securities Act, convey, assign and transfer such portion of the Additional Exchanging Securities in such aggregate principal amount as specified in such Additional Closing Memo to the Company in exchange for which the Company shall issue the Holder such aggregate number of Additional Exchange Preferred Shares as set forth in such Additional Closing Memo (each, an “Additional Exchange”, and together with the Initial Exchange, collectively, the “Exchanges”); provided, that to the extent the Holder converts, all, or any part, of the Additional Exchanging Securities prior to such Additional Closing Date (as defined below), for such aggregate amount of Exchanged Preferred Shares with a Stated Value (as defined in the Certificates of Designations) equal to $1,000 for each $1,000 of principal amount of Exchanging Securities converted into shares of Common Stock prior to such Additional Closing Date, the aggregate number of Exchanged Preferred Shares to be issued in the Additional Exchanges shall reduce by one (1) Exchanged Preferred Share (it being understood and agreed by the parties hereto that, absent any conversion of the Exchanging Securities, an aggregate of up to 500,000 Exchanged Preferred Shares shall be issuable hereunder in the Exchanges). Each Additional Closing Memo shall specify the proposed date and time of such applicable Additional Closing (which, if unspecified in such Additional Closing Memo, shall be the fifth (5th) Trading Day (as defined in the Certificate of Designations) after such Additional Closing Memo Date). As soon as commercially practicable following such Additional Closing Date, the Holder shall deliver or cause to be delivered to the Company (or its assignee) any certificate evidencing the applicable Additional Exchanging Securities (or affidavit of lost Existing Security in form provided upon request by the Company and reasonably acceptable to the Holder), if any. Immediately following the issuance of the Additional Exchange Preferred Shares to the Holder on the books and records of the Company, the Holder hereby relinquishes all rights, title and interest in such Exchanging Securities (including any claims the Holder may have against the Company related thereto) and assigns the same to the Company and such Exchanging Securities shall be cancelled; provided, that such Additional Exchange Preferred Shares shall be immediately convertible by the Holder, in whole or in part, after such issuance, regardless of the date of the Holder’s actual receipt of a certificate (or book entry statement) evidencing such Additional Exchange Preferred Shares. The parties’ right to effect any Additional Closings hereunder shall terminate upon the forty-eight (48) month anniversary of the date hereof (the “Additional Closing Expiration Date”).

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(b) Other Documents. The Company and the Holder shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange.

2. The Closings.

(a) Initial Closing. The Initial Exchange shall take place via the electronic exchange of documents, securities and signatures, on the date hereof (the “Initial Closing” and such date, the “Initial Closing Date”).

(b) Additional Closings. Subject to the conditions set forth in Section 3 below, each Additional Exchange shall take place via the electronic exchange of documents, securities and signatures, at such time and place as the Company and the Holder mutually agree (each, an “Additional Closing” and each such date, an “Additional Closing Date”). The Initial Closing and each Additional Closing are each referred to herein as a “Closing,” and the Initial Closing Date and each Additional Closing Date are each referred to herein as a “Closing Date.”

3. Conditions to each Additional Closing.

(a) Conditions to the Holder’s Obligations at each Additional Closing. The obligation of the Holder to consummate the applicable Additional Exchange is subject to the fulfillment (or waiver, at the sole option of the Holder), to the Holder’s reasonable satisfaction, prior to or at such Additional Closing, of each of the following conditions:

(i) Representations and Warranties. Each and every representation and warranty of the Company set forth herein shall be true and correct in all material respects (except where qualified by materiality or material adverse effect, which shall be true and correct in all respect) as of the date when made and as of such Additional Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such Additional Closing Date. The Holder shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of such Additional Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Holder in the form acceptable to the Holder.

(ii) Issuance of Securities. At such Additional Closing, the Company shall issue the applicable Additional Exchange Preferred Shares on the books and records of the Company, with certificates (or book entry statements) with respect thereto delivered to the Holder no later than five (5) Trading Days after such Additional Closing Date.

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(iii) No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(iv) Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Holder, and the Holder shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request. The Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for such Additional Exchange, including without limitation, those required by the Principal Market, if any.

(v) No Event of Default. On each Trading Day during the twenty (20) Trading Days immediately preceding such Additional Closing Date and such Additional Closing Date, no Event of Default (as defined in the Existing Agreement and the Existing Securities, as applicable) or event that with the passage of time or giving of notice would constitute an Event of Default shall have occurred (unless waived in writing by the Holder).

(vi) Eligible Market. On each Trading Day during the twenty (20) Trading Days immediately preceding such Additional Closing Date and such Additional Closing Date, the Common Stock (I) shall be designated for quotation or listed on an Eligible Market and (II) shall not have been suspended.

(vii) Payment of Fees. The Company shall have paid the Holder the Legal Fee Amount.

(viii) Certified Good Standings. The Company shall have delivered to the Holder a certificate evidencing the Company’s good standing issued by the Secretary of State of the State of Nevada (or comparable office of the Company’s jurisdiction of formation) and a certificate of existence from each jurisdiction in which the Company conducts business and is required to qualify to do business as a foreign corporation, as of a date within ten (10) days of such Additional Closing Date.

(ix) Certified Certificate of Incorporation. The Company shall have delivered to the Holder a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Nevada (or comparable office of the Company’s jurisdiction of formation) within ten (10) days of such Additional Closing Date (including evidence of the filing of the Certificate of Designations).

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(x) Secretary Certificate. The Company shall have delivered to the Holder a certificate, in the form acceptable to the Holder, executed by the Secretary of the Company and dated as of such Additional Closing Date, as to (i) the resolutions consistent with Section 4(b) below as adopted by the Company’s board of directors in a form reasonably acceptable to the Holder, (ii) the Certificate of Incorporation of the Company and (iii) the Bylaws of the Company, each as in effect at such Additional Closing.

(xi) Transfer Agent Instructions. The transfer agent of the Company and the Company shall have duly executed and delivered the irrevocable transfer agent instructions in the form attached hereto as Exhibit B.

(b) Conditions to the Company’s Obligations to each Additional Closing. The obligation of the Company to consummate the applicable Additional Exchange is subject to the fulfillment (or waiver, at the sole option of the Company), to the Company’s reasonable satisfaction, prior to or at such Additional Closing, of each of the following conditions:

(i) Representations and Warranties. The representations and warranties of the Holder set forth herein shall be true and correct in all material respects (except where qualified by materiality or material adverse effect, which shall be true and correct in all respect) as of the date when made and as of such Additional Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Holder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to such Additional Closing Date.

(ii) No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(iii) Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

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4. Representations and Warranties of the Company. The Company represents and warrants to the Holder, as of the date hereof and as of each Closing Date, as follows:

(a) Organization and Qualification. The Company and each of its Subsidiaries (as defined below) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. The Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents (as defined below). Other than the Persons (as defined below) set forth on Schedule 4(a) or as disclosed in the SEC Reports (as defined below), the Company has no Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.” “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity (as defined below) or any department or agency thereof.

(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations (including, without limitation, the issuance of the Exchanged Preferred Shares in accordance with the terms hereof and the reservation and issuance of the Conversion Shares in accordance with the terms of the Certificate of Designations) under this Agreement, the Certificate of Designations and each of the other agreements and certificates entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Exchange Documents”). The execution and delivery of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Exchanged Preferred Shares, have been duly authorized by the Board of Directors of the Company and by the requisite percentage of the Series A Convertible Preferred Stock, par value $0.0001 per share, of the Company, and, other than such filings required under applicable securities or “Blue Sky” laws of the states of the United States (the “Required Approvals”), no further filing, consent, or authorization is required by the Company or of its Board of Directors or its shareholders. This Agreement and the other Exchange Documents have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The applicable Certificate of Designations in the form attached hereto as Exhibit A has been filed with the Secretary of State of the State of Nevada and is in full force and effect, enforceable against the Company in accordance with its terms and has not have been amended.

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(c) Issuance of Exchanged Preferred Shares. The issuance of the Exchanged Preferred Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, the Exchanged Preferred Shares shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issue thereof. Upon conversion of the Exchanged Preferred Shares in accordance with this Agreement, the other Exchange Documents including, without limitation, the Certificate of Designations, and the rules of the Principal Market, the Common Stock issued to the Holder, upon such conversion of the Exchanged Preferred Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the Exchanged Preferred Shares is exempt from registration under the 1933 Act. As of the date hereof, the Company shall have reserved from its duly authorized capital stock not less than the Required Reserve Amount (as defined below) for issuances of Conversion Shares pursuant to the Certificate of Designations.

(d) Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the Exchanged Preferred Shares in exchange for the Exchanging Securities is exempt from registration under the 1933 Act, pursuant to the exemption provided by Section 3(a)(9) thereof, and applicable state securities laws.

(e) No Conflict; Required Filings and Consents.

(i) The execution, delivery and performance of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation (as defined below) (including, without limitation, any certificate of designation contained therein), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party for which a consent or waiver has not been obtained, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

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(ii) Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the Required Approvals), any Governmental Entity or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Exchange Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the date hereof, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Exchange Documents. Except as set forth in the SEC Documents (as defined below), the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f) Acknowledgment Regarding Holder’s Acquisition of New Securities. The Company acknowledges and agrees that the Holder is acting solely in the capacity of an arm’s length purchaser with respect to the Exchange Documents and the transactions contemplated hereby and thereby and that the Holder is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) to its knowledge, an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”)) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act (as defined below)). The Company further acknowledges that the Holder is not acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Exchange Documents and the transactions contemplated hereby and thereby, and any advice given by the Holder or any of its representatives or agents in connection with the Exchange Documents and the transactions contemplated hereby and thereby is merely incidental to the Holder’s purchase of the New Securities. The Company further represents to the Holder that the Company’s and each Subsidiary’s decision to enter into the Exchange Documents to which it is a party has been based solely on the independent evaluation by the Company, each Subsidiary and their respective representatives.

(g) No Placement Agent. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the New Securities. The Company shall pay, and hold the Holder harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim.

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(h) No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the New Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the New Securities to be integrated with other offerings of securities of the Company.

(i) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Conversion Shares upon conversion of the Exchanged Preferred Shares in accordance with this Agreement and the Certificate of Designations is, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(j) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to the Holder as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the New Securities and the Holder’s ownership of the New Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries.

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(k) SEC Documents; Financial Statements. Except as set forth on Schedule 4(k), the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Holder or its respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to the Holder which is not included in the SEC Documents (including, without limitation, information referred to in Section 4(x) of this Agreement or in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which could reasonably be expected to require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

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(l) Conduct of Business. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, Certificate of Incorporation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect.

(m) Sarbanes-Oxley Act. The Company and each Subsidiary is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.

(n) Equity Capitalization.

(i) Definitions:

(1) “Common Stock” means (x) the Company’s Class B common stock, par value $0.0001 per share and (y) any capital stock into which such Class B common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(2) “Preferred Stock” means (x) the Company’s preferred stock, $0.0001 par value per share, the terms of which may be designated by the board of directors of the Company in a certificate of designations, and (y) any capital stock into which such preferred stock shall have been changed or any share capital resulting from a reclassification of such preferred stock (other than a conversion of such preferred stock into Common Stock in accordance with the terms of such certificate of designations).

(3) “Convertible Securities” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries.

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(ii) Authorized and Outstanding Capital Stock. The SEC Documents set forth the capitalization of the Company as of the date hereof. No shares of Common Stock are held in the treasury of the Company.

(iii) Valid Issuance; Available Shares; Affiliates. All of the outstanding securities of the Company are duly authorized and have been, or upon issuance will be, validly issued and are, or will be, fully paid and nonassessable. Schedule 4(n)(iii) sets forth the number of shares of Common Stock that are (A) reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Notes) and (B) that are, as of the date hereof, owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. Except as set forth in the SEC Documents, to the Company’s knowledge, no Person owns 10% or more of the Company’s issued and outstanding Common Stock (calculated based on the assumption that all Convertible Securities, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws).

(iv) Organizational Documents. The Company has furnished to the Holder true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s by-laws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all Convertible Securities and the material rights of the holders thereof in respect thereto.

(o) Litigation. There is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock, the Preferred Stock or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, that could reasonably be expected to result in a Material Adverse Effect. No director, officer or employee of the Company or any of its subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act. Other than claims that have historically been brought against companies such as the Company following consummation of a business combination with a blank check company, including but not limited to claims relating to breaches of fiduciary duty by directors of such a company or faulty valuations, after reasonable inquiry of its employees, the Company is not aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity.

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(p) Internal Accounting and Disclosure Controls. The Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that, except as set forth in the SEC Documents, is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that, except as set forth in the SEC Documents, are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries, except as set forth in the SEC Documents.

(q) Acknowledgement Regarding Holder’s Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Exchange Documents, in accordance with the terms thereof, the Holder has not been asked by the Company or any of its Subsidiaries to agree, nor has the Holder agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the New Securities for any specified term; (ii) the Holder, and counterparties in “derivative” transactions to which any the Holder is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to the Holder’s knowledge of the transactions contemplated by the Exchange Documents; (iii) the Holder shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iv) the Holder may rely on the Company’s obligation to timely deliver shares of Common Stock upon conversion of the Exchanged Preferred Shares as and when required pursuant to the Exchange Documents for purposes of effecting trading in the Common Stock of the Company. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Exchange Documents pursuant to the Initial 8-K Filing and each Additional 8-K Filing (each as defined below, as applicable) the Holder may engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock) at various times during the period that the New Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Conversion Shares deliverable with respect to the Exchanged Preferred Shares are being determined and such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock), if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Certificate of Designations, or any other Exchange Document or any of the documents executed in connection herewith or therewith.

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(r) Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the New Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the New Securities, or paid or agreed to pay any Person for research services with respect to any securities of the Company or any of its Subsidiaries.

(s) Transfer Taxes. On each Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to the Holder hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(t) Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the best of the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

(u) Money Laundering. The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(v) No Additional Agreements. The Company does not have any agreement or understanding with the Holder or the Other Holders with respect to the transactions contemplated by the Exchange Documents other than as specified in the Exchange Documents (including any substantially similar Exchange Documents executed with Other Holders).

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(w) No Consideration Paid. No commission or other remuneration has been paid by Company for soliciting the exchange of the Exchanging Securities for the Exchanged Preferred Shares as contemplated hereby.

(x) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Holder or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Exchange Documents. The Company understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Holder regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to the Holder pursuant to or in connection with this Agreement and the other Exchange Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available to the Holder have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to the Holder, the Company’s best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results). The Company acknowledges and agrees that the Holder does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 5.

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5. Representations and Warranties of the Holder. The Holder represents and warrants to the Company, as of the date hereof and as of each Closing Date, as follows:

(a) Organization and Authority. The Holder has the requisite power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by the Holder and the consummation by Holder of the transactions contemplated hereby has been duly authorized by Holder’s board of directors or other governing body. This Agreement has been duly executed and delivered by Holder and constitutes the legal, valid and binding obligation of Holder, enforceable against Holder in accordance with its terms.

(b) Ownership of Exchanging Securities. As of the Initial Closing Date, the Holder owns the Initial Exchanging Securities, and as of the applicable Additional Closing, the Holder owns the applicable Additional Exchanging Securities (in each case, subject to any reductions in connection with any conversion thereof prior to such Closing Date) free and clear of any Liens (other than the obligations pursuant to this Agreement, the Exchange Documents and applicable securities laws).

(c) Reliance on Exemptions. The Holder understands that the New Securities are being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein and in the Exchange Documents in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the New Securities.

(d) Validity; Enforcement. This Agreement and the Exchange Documents to which the Holder is a party have been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

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(e) No Conflicts. The execution, delivery and performance by the Holder of this Agreement and the Exchange Documents to which the Holder is a party, and the consummation by the Holder of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Exchanged Preferred Shares and the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Exchanged Preferred Shares) will not (i) result in a violation of the organizational documents of the Holder or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Holder is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Holder, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

(f) Transfer or Resale. The Holder understands that: (i) the New Securities have not been and are not being registered under the 1933 Act or any state securities laws, are and will be offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Holder shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such New Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Holder provides the Company with reasonable assurance that such New Securities can be sold, assigned or transferred pursuant to Rule 144; (ii) any sale of the New Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the New Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) except as set forth in the Registration Rights Agreement (as defined in the Securities Purchase Agreement), if any, neither the Company nor any other Person is under any obligation to register the New Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the New Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the New Securities, subject to the requirements of applicable laws, and such pledge of New Securities shall not be deemed to be a transfer, sale or assignment of the New Securities hereunder, and the Holder effecting a pledge of New Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Exchange Document, including, without limitation, this Section 5(f).

(g) No Consideration Paid. No commission or other remuneration has been paid by the Holder for soliciting the exchange of the Exchanging Securities for the Exchanged Preferred Shares as contemplated hereby.

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6. Disclosure of Transaction.

(a) Initial Closing. On the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Exchange Documents in the form required by the 1934 Act and attaching all the material Exchange Documents (including, without limitation, this Agreement (and all schedules to this Agreement) and the form of New Certificate of Designations, the “Initial 8-K Filing”). From and after the filing of the Initial 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided up to such time to the Holder by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, effective upon the filing of the Initial 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated by the Exchange Documents or as otherwise disclosed in the Initial 8-K Filing, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Holder or any of their affiliates, on the other hand, shall terminate. Neither the Company, its Subsidiaries nor the Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby without the consent of the other party; provided, however, the Company shall be entitled, without the prior approval of the Holder, to make a press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Initial 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Holder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion), except as required by applicable law, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Holder in any filing, announcement, release or otherwise.

(b) Additional Closings. The Company shall, on the first (1st) Business Day after the parties mutually agree on an Additional Closing Memo, file a Current Report on Form 8‑K (each, an “Additional 8-K Filing”, and together with the Initial 8-K Filing, the “8-K Filings”), reasonably acceptable to the Holder, disclosing the terms of the Additional Closing Memo. From and after the filing of the Additional 8-K Filing, solely to the extent such Additional Closing Memo constitutes material non-public information, the Company shall have disclosed all material, non-public information (if any) provided to the Holder by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Exchange Documents. In addition, effective upon the filing of the Additional 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate.

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7. No Integration. None of the Company, its Subsidiaries, any of their affiliates, or any Person acting on their behalf shall, directly or indirectly, make any offers or sales of any security (as defined in the Securities Act) or solicit any offers to buy any security or take any other actions, under circumstances that would require registration of the New Securities under the Securities Act or cause this offering of the New Securities to be integrated with such offering or any prior offerings by the Company under the Securities Act.

8. Listing. The Company shall promptly secure the listing or designation for quotation (as applicable) of all of the Conversion Shares upon the Principal Market (subject to official notice of issuance). The Company shall use commercially reasonable efforts to maintain the Common Stock’s authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 8.

9. Fees. The Company shall (x) reimburse Holder on demand, for all costs and expenses incurred by it in connection with preparing and delivering this Agreement and any substantially similar agreement with any Other Holder (including, without limitation, all legal fees and disbursements in connection therewith, and due diligence in connection with the transactions contemplated thereby) (i) at the Initial Closing, in the aggregate, for this Agreement and any such substantially similar agreement, a non-accountable amount of $2,500 and (ii) at each Additional Closing, in the aggregate, for this Agreement and any such substantially similar agreement, a non-accountable amount of $2,500 (the “Legal Fee Amount”) and (y) the Holder, on demand, for all other costs and expenses incurred by it or its affiliates in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Exchange Documents and any prior amendments and agreements with the Company not reimbursed prior to the date hereof (the “Remaining Expenses”). The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, DTC (as defined below) fees or broker’s commissions (other than for Persons engaged by the Holder) relating to or arising out of the transactions contemplated. The Company shall pay, and hold the Holder harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.

10. Blue Sky. The Company shall make all filings and reports relating to the Exchange as required under applicable securities or “Blue Sky” laws of the states of the United States following the date hereof, if any.

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11. Effective Date. Except as otherwise provided herein, this Agreement shall be deemed effective as of such date that Company and the Holder shall have duly executed and delivered this Agreement (the “Effective Date”).

12. No Commissions. Neither the Company nor the Holder has paid or given, or will pay or give, to any person, any commission, fee or other remuneration, directly or indirectly, in connection with the transactions contemplated by this Agreement.

13. Termination. Notwithstanding anything contained in this Agreement to the contrary, if the Effective Date has not occurred and the Company does not deliver the Exchanged Preferred Shares to the Holder, in accordance with Section 1 hereof, then, at the election of the Holder delivered in writing to the Company at any time after January 31, 2026, this Agreement shall be terminated and be null and void ab initio and the Exchanging Securities shall not be cancelled hereunder and shall remain outstanding as if this Agreement never existed.

14. Conversion Procedures. The form of Conversion Notice (as defined in the New Certificate of Designations) included in the Exchanged Preferred Shares sets forth the totality of the procedures required of the Holder in order to convert the Exchanged Preferred Shares. No legal opinion or other information or instructions shall be required of the Holder to convert the Exchanged Preferred Shares. The Company shall honor conversions of the Exchanged Preferred Shares and shall deliver the Conversion Shares in accordance with the terms, conditions and time periods set forth in the Exchanged Preferred Shares. Without limiting the preceding sentences, no ink-original Conversion Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Conversion Notice form be required in order to convert the Exchanged Preferred Shares.

15. Reservation of Shares. So long as any portion of the Exchanged Preferred Shares remains outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the sum of the maximum number of Conversion Shares issuable upon conversion of the Exchanged Preferred Shares then outstanding (assuming for purposes hereof that (x) the Exchanged Preferred Shares are convertible at the Floor Price or Adjusted Floor Price (as defined the New Certificate of Designations), as applicable, then in effect, (y) dividends on the Exchanged Preferred Shares shall accrue through December 31, 2026 and will be converted in shares of Common Stock at a dividend conversion price equal to the Floor Price or Adjusted Floor Price (as defined the New Certificate of Designations), as applicable, then in effect, and (z) any such conversion shall not take into account any limitations on the conversion of the Exchanged Preferred Shares set forth in the New Certificate of Designations) (collectively, the “Required Reserve Amount”). If at any time the number of shares of Common Stock authorized and reserved for issuance by the Company is not sufficient to meet the Required Reserve Amount, the Company shall promptly take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Exchanged Preferred Shares then outstanding.

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16. Pledge of New Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the New Securities may be pledged by the Holder in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the New Securities, subject to the requirements of applicable laws. The pledge of New Securities shall not be deemed to be a transfer, sale or assignment of the New Securities hereunder, and the Holder effecting a pledge of New Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Exchange Document, including, without limitation, Section 5(f) hereof; provided, that the Holder and its pledgee shall be required to comply with the provisions of Section 5(f) hereof in order to effect a sale, transfer or assignment of New Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the New Securities may reasonably request in connection with a pledge of the New Securities to such pledgee by the Holder.

17. Stockholder Approval. The Company shall either (x) if the Company shall have obtained the prior written consent of the requisite stockholders (the “Stockholder Consent”) to obtain the Stockholder Approval (as defined below), inform the stockholders of the Company of the receipt of the Stockholder Consent by preparing and filing with the SEC, as promptly as practicable after the date hereof, but prior to the forty-fifth (45th) calendar day after the date hereof (or, if such filing is delayed by a court or regulatory agency, in no event later than ninety (90) calendar days after the date hereof), an information statement with respect thereto or (y) provide each stockholder entitled to vote at a special meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be promptly called and held not later than March 31, 2026 (the “Stockholder Meeting Deadline”), a proxy statement, in each case, in a form reasonably acceptable to the Holder and Holder Counsel, at the expense of the Company, with the Company obligated to reimburse the expenses incurred in connection therewith in an amount not exceed $2,500 (provided, that a form of the proxy statement, including any immaterial changes thereto, shall be deemed acceptable to the Holder and Holder Counsel if the Holder and Holder Counsel do not object in writing within two (2) Business Days after receipt thereof). The proxy statement, if any, shall solicit each of the Company’s stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions (“Stockholder Resolutions”) providing for the issuance of all of the New Securities (without regard to any limitations on conversion set forth in the New Certificate of Designations) in compliance with the rules and regulations of the Nasdaq Capital Market (such affirmative approval being referred to herein as the “Stockholder Approval”, and the date such Stockholder Approval is obtained, the “Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve such resolutions. The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained on or prior to the Stockholder Meeting Deadline, the Company shall cause an additional Stockholder Meeting to be held on or prior to May 31, 2026. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained after such subsequent stockholder meetings, the Company shall cause an additional Stockholder Meeting to be held semi-annually thereafter until such Stockholder Approval is obtained.

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18. Holding Period. For the purposes of Rule 144 under the Securities Act (collectively, or such other similar statue, the “Resale Exceptions”), the Company acknowledges that the holding period of the Exchanged Preferred Shares (and upon conversion of the Exchanged Preferred Shares, the Conversion Shares) may be tacked onto the holding period of the applicable Exchanging Securities, and the Company agrees not to take a position contrary to this Section 18. The Company acknowledges and agrees that, subject to the Holder’s representations and warranties contained in Section 5 of this Agreement, Exchanged Preferred Shares (and upon conversion of the Exchanged Preferred Shares, the Conversion Shares) shall not be required to bear any restrictive legend and shall be freely transferable by the Holder pursuant to and in accordance with the Resale Exceptions; provided, that at least one year has elapsed since the Existing Securities were acquired from the Company or an affiliate of the Company as determined in accordance with Rule 144 and the preceding sentence; and provided, further, for the avoidance of doubt, that the Holder shall not be an affiliate of the Company and shall not have been an affiliate during the 90 days preceding the date of any transfer.

19. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

20. Register; Transfer Agent Instructions; Legend.

(a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for the Exchanged Preferred Shares in which the Company shall record the name and address of the Person in whose name the Exchanged Preferred Shares has been issued (including the name and address of each transferee), and the number of Conversion Shares issuable upon conversion of the Exchanged Preferred Shares held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of the Holder or its legal representatives.

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(b) Transfer Agent Instructions. On or prior to the date hereof, the Company shall issue irrevocable instructions to its transfer agent (the “Transfer Agent”) and, prior to obtaining any subsequent transfer agent, the Company shall issue irrevocable instructions to any subsequent transfer agent, in each case, in a form acceptable to the Holder (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at the Depository Trust Company (“DTC”), registered in the name of the Holder or its respective nominee(s), for the Conversion Shares in such amounts as specified from time to time by the Holder to the Company upon the conversion of the Exchanged Preferred Shares. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 20(b) will be given by the Company to its Transfer Agent with respect to the Conversion Shares, and that the Conversion Shares shall otherwise be freely transferable on the books and records of the Transfer Agent to the extent provided in this Agreement and the other Exchange Documents, subject to applicable laws. If the Holder effects a sale, assignment or transfer of the Conversion Shares, subject to applicable laws, the Company shall permit the transfer and shall promptly instruct its Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the Holder to effect such sale, transfer or assignment. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 20(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 20(b) that the Holder shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue each legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Transfer Agent as follows: (i) upon each conversion of the Exchanged Preferred Shares (unless such issuance is covered by a prior legal opinion previously delivered to the Transfer Agent), and (ii) on each date a registration statement with respect to the issuance or resale of any of the Conversion Shares is declared effective by the SEC. Any fees (with respect to the Transfer Agent, counsel to the Company or otherwise) associated with the issuance of such opinions or the removal of any legends on any of the Conversion Shares shall be borne by the Company.

(c) Legends. The Holder understands that the Exchanged Preferred Shares have been issued (or the Conversion Shares will be issued) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the New Securities shall bear a restrictive legend in substantially the following form and any legend as required by the “blue sky” laws of any state (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

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(d) Removal of Legends. Certificates evidencing New Securities shall not be required to contain the legend set forth in Section 20(c) above or any other legend (i) while a registration statement covering the resale of such New Securities is effective under the 1933 Act, provided that the Holder provides the Company with reasonable assurances that such New Securities are to be sold in accordance with the prospectus included in the registration statement and the applicable requirements of the 1933 Act, (ii) following any sale of such New Securities pursuant to the Resale Exceptions (assuming neither the transferor nor the transferee is an affiliate of the Company), (iii) if such New Securities are eligible to be sold, assigned or transferred under the Resale Exceptions, without volume or manner of sale limitations, provided that the Holder provides the Company with reasonable assurances that such New Securities are eligible for sale, assignment or transfer under the Resale Exceptions, which shall not include an opinion of Holder’s counsel, (iv) in connection with a sale, assignment or other transfer without registration under the applicable requirements of the 1933 Act (other than under the Resale Exceptions), provided that the Holder provides the Company with an opinion of counsel to the Holder, in a reasonably acceptable form, to the effect that such sale, assignment or transfer of the New Securities may be made without such registration and that future resales by the transferee may be made without such registration and without compliance with any further conditions, or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing with respect to such New Securities, the Company shall no later than one (1) Trading Day (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date the Holder delivers such legended certificate representing such New Securities to the Company) following the delivery by the Holder to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such New Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Holder as may be required above in this Section 20(d), as directed by the Holder, either: (A) provided that the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program (“FAST”) and such New Securities are Conversion Shares, credit the aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in FAST, issue and deliver (via reputable overnight courier) to the Holder, a certificate representing such New Securities that is free from all restrictive and other legends, registered in the name of the Holder or its designee (the date by which such credit is so required to be made to the balance account of the Holder’s or the Holder’s nominee with DTC or such certificate is required to be delivered to the Holder pursuant to the foregoing is referred to herein as the “Required Delivery Date”, and the date such shares of Common Stock are actually delivered without restrictive legend to the Holder or the Holder’s designee with DTC, as applicable, the “Share Delivery Date”). The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of New Securities or the removal of any legends with respect to any New Securities in accordance herewith.

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(e) Failure to Timely Deliver; Buy-In. If the Company fails, for any reason or for no reason, to issue and deliver (or cause to be delivered) to the Holder (or its designee) by the Required Delivery Date, if the Transfer Agent is not participating in FAST, a certificate for the number of Conversion Shares to which the Holder is entitled and register such Conversion Shares on the Company’s share register or, if the Transfer Agent is participating in FAST, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of Conversion Shares submitted for legend removal by the Holder pursuant to Section 20(d) above (a “Delivery Failure”), and if on or after such Trading Day the Holder acquires (in an open market transaction, stock loan or otherwise) shares of Common Stock corresponding to all or any portion of the number of shares of Common Stock issuable upon such exercise that the Holder is entitled to receive from the Company and has not received from the Company in connection with such Delivery Failure (a “Buy-In”), then the Company shall, within one (1) Trading Day after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so acquired (the “Buy-In Price”), at which point the Company’s obligation to so deliver such certificate or credit the Holder’s balance account shall terminate and such shares shall be cancelled, or (ii) promptly honor its obligation to so deliver to the Holder a certificate or certificates or credit the balance account of the Holder or the Holder’s designee with DTC representing such number of shares of Common Stock that would have been so delivered if the Company timely complied with its obligations hereunder and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Conversion Shares that the Company was required to deliver to the Holder by the Required Delivery Date multiplied by (B) the lowest Closing Sale Price (as defined in the New Certificate of Designations) of the Common Stock on any Trading Day during the period commencing on the date of the delivery by the Holder to the Company of the applicable Conversion Shares and ending on the date of such delivery and payment under this clause (ii). Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) as required pursuant to the terms hereof. Notwithstanding anything herein to the contrary, with respect to any given Delivery Failure, this Section 20(e) shall not apply to the applicable Holder the extent the Company has already paid such amounts in full to the Holder with respect to such Delivery Failure pursuant to the analogous sections of the New Certificate of Designations.

(f) FAST Compliance. While the Exchanged Preferred Shares remain outstanding, the Company shall maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program.

21. Independent Nature of Holder’s Obligations and Rights. The obligations of the Holder under this Agreement are several and not joint with the obligations of any Other Holder under any other substantially similar agreement with the Company, and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any other substantially similar agreement with the Company (each, an “Other Agreement”). Nothing contained herein or in any Other Agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement and the Company acknowledges that, to the best of its knowledge, the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

[The remainder of the page is intentionally left blank]

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IN WITNESS WHEREOF, Holder and the Company have executed this Agreement as of the date set forth on the signature page of the Holder below.

COMPANY:

CLASSOVER HOLDINGS, INC.

By:
Name:
Title:

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IN WITNESS WHEREOF, Holder and the Company have executed this Agreement as of this ____ of December, 2025.

HOLDER:

Name:

By:
Name:
Title:

Initial Exchange Schedule

Aggregate Amounts of Existing Securities (Including Principal, Accrued Interest, and Minimum Return under the Existing Securities) as of the date hereof	Aggregate Amounts of the Existing Securities to be Exchanged in the Initial Exchange	Aggregate Number of Exchanged Preferred Shares to be Issued in the Initial Exchange
$__________	$__________	__________

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